                                   Prospectus

                         The Thomas White Funds Family
                          Capturing Value WorldwideSM

                       Thomas White American Growth Fund
                    Thomas White American Opportunities Fund
                        Thomas White World Fund
                                    March 1, 1999

Thomas White American Growth Fund (the "American Growth Fund") seeks long-term capital growth by primarily investing in equity securities of United States companies.

Thomas White American Opportunities Fund (the "American Opportunities Fund") seeks long-term capital growth by primarily investing in equity securities of small to mid-size United States companies.

Thomas White World Fund (the "World Fund") seeks long-term capital growth through a flexible policy of investing worldwide.


The Funds are series of the Lord Asset Management Trust (the "Trust"), which can be contacted at the following address and telephone number:

                           Lord Asset Management Trust
                             440 S. LaSalle Street
                                   Suite 3900
                               Chicago, IL 60605
                                 1-800-811-0535

The Securities and Exchange Commission has not approved or disapproved the Funds' shares and has expressed no opinion as to the accuracy or adequacy of this prospectus. It is a criminal offense to make a representation to the contrary.

Contents

Goals of the Funds and
Investment Strategies                      3

What You Should Know About Risk            5

How the World Fund Has Performed          7

Expenses                                   8

The Advisor                                9

Financial Information                     12

Dividends, Distributions and              13
Taxes

Your Account
    How to Buy Shares                     15
    How to Sell Shares                    19

Shareholder Services and                  21
Account Policies

Contacting the Thomas White
Funds Family                              24

                           An Important Phone Number
                    All Shareholder Services: 1-800-811-0535

Goals of the Funds

The investment objective of the American Growth, American Opportunities and World Funds is long-term capital growth.

Investment  Strategies

For each of the Funds, Thomas White International, Ltd. (the "Advisor" or "TWI") buys equity securities of companies at less than its research indicates to be their true worth. This is intended to produce Fund portfolios with lower price-to-earnings and price-to-book ratios and higher yields than many comparable mutual funds. Companies considered attractive typically will have the following characteristics:

o The market price of the equity is undervalued relative to earnings power, break-up value and inherent profitability.


o  The  companies   are,  or  may  soon  be,   exhibiting   improved   financial
characteristics represented by rising cash flow, return on equity, operating margins and book value.

o The price of its equities may have recently underperformed the general market due to a low level of investor expectations regarding the earnings outlook.

o The companies should have the strength to operate successfully through adverse business conditions.

This approach seeks out equities where current investor enthusiasm is low. Positions are normally sold when the investment community's perceptions improve and the securities approach fair valuation.

The Advisor adheres to a long-term investment approach, and it does not attempt to project short-term changes in the general market. Each Fund intends to invest in companies for holding periods greater than one year under normal market conditions, so the frequency of its purchases and sales should be below many comparable mutual funds. Lower portfolio turnover helps to reduce trading costs and shareholders' taxes.

A high exposure to the equity market is normally maintained unless the Advisor is unable to find undervalued securities that meet its criteria. Using this investment management style, the Advisor seeks superior long-term performance, below average return volatility and portfolio resilience in difficult market environments.

The American Growth Fund

The American Growth Fund primarily invests in equity securities of U.S. companies. The American Growth Fund is designed to benefit from the future economic growth of the U.S.

The American Growth Fund may take advantage of opportunities that exist anywhere in the U.S. equity market without regard to the market capitalization of the issuer. It may also invest up to 35% of its assets in non-U.S. equity securities. The Advisor may use American Depositary Receipts ("ADRs"), which are depositary receipts, typically issued by a U.S. bank or trust company, that allow indirect ownership of securities issued by foreign corporations.

The Advisor's research unit, the Global Capital Institute, looks for undervalued securities in every U.S. industry.

The American Growth Fund has the flexibility to engage in other investment techniques, different from the principal strategies mentioned here.

The American Opportunities Fund

The American Opportunities Fund primarily invests in equity securities of mid-size and small U.S. companies. The Advisor currently classifies a company as mid-size or small if it has an approximate market capitalization (current price x shares outstanding) of less than ten billion dollars. The Advisor currently researches over 1,600 issuers that it classifies as small or mid-size and generally will use this pool of issuers to select stocks for the Opportunities Fund.

Equity securities of mid-size and small companies tend to have greater price fluctuation than larger, established companies. The Advisor will attempt to manage this risk by normally owning companies that represent a broad range of industries. The Fund will compare itself to, and attempt to outperform, the Russell Midcap Index. This unmanaged index represents 800 companies that have a market capitalization of $1 to $10 billion.

While the Advisor will primarily invest the assets of the American Opportunities Fund in American companies, the American Opportunities Fund can invest up to 35% of its assets in non-U.S. equity securities.

The World Fund

The World Fund primarily invests in equity securities of companies located in the world's developed countries, including the U.S. Generally, equity investments will represent a diversified portfolio of predominantly larger companies. There may also be a small portion of the World Fund's assets in companies from emerging market countries.

The World Fund is designed to benefit from future growth in developed and emerging market countries, including the U.S. The Advisor produces monthly valuation research that covers forty-seven countries. It believes that the world now offers excellent opportunities for growth and diversification. The Fund is designed to complement domestic equity funds, like the American Growth and American Opportunities Funds.

What You Should Know About Risk

Those Who Should Invest in the Funds

The Funds are designed to be appropriate for prudent investors who are seeking the long-term performance advantage of equities and who want growth of capital rather than current income. They should appeal to investors who are interested in low-cost mutual funds. Under normal conditions the Funds will try to limit shareholders' taxes through relatively low portfolio turnover.

Individuals should consider improving the risk-return profile of their U.S. mutual funds by having exposure to foreign investing. The World Fund is designed for this purpose.

The Advisor discourages potential shareholders who are aggressive, short-term investors from investing in the Funds.

Equities

The Funds will generally be fully-invested in equity securities, including common and preferred stocks. Common stocks represent an equity (ownership) interest in a corporation, while preferred stocks generally pay a higher dividend but do not represent ownership.

Each Fund is subject to market risk, which is the risk that the value of a security may move up and down, sometimes rapidly and unpredictably, in response to economic or other conditions. In addition, changes in interest rates affect the value of portfolio securities held by the Funds and the operations of the issuers of the Funds' portfolio securities.

Investing in mid and small cap companies can involve more risk than investing in larger companies. Normally, these companies have more limited markets, product lines and often more limited trading in their stocks. This can cause the prices of equity securities of these companies to be more volatile than those of large cap issuers, or to decline more significantly during market downturns than the market as a whole. The World and American Opportunities Funds are more likely than the American Growth Fund to be affected by the risks of investing in small capitalization companies.

History shows that over long periods, equities have outperformed bonds, cash equivalents and inflation. Nevertheless, in the short term, equity performance may be volatile and unpredictable, and may produce greater negative returns than other asset classes.

Foreign Securities

Holding equity securities of foreign companies can entail taking more risk than owning the securities of domestic companies. Equity securities of foreign companies may be subject to additional risks such as changes in currency exchange rates, political instability and inadequate or unreliable information about the companies. These risks may be particularly acute with respect to investments in emerging markets.

While all of the Funds may invest in foreign securities, the World Fund can be expected to be particularly subject to the risks posed by foreign investing.

These risks and others are more fully discussed in the SAI.

General Risks

Shareholders should understand that all investments involve risk. There can be no guarantee against loss resulting from an investment in the Funds, nor can there be any assurance that a Fund's investment objective will be attained.

The value of a Fund's investments and, therefore, investment performance will vary from day to day. When you sell your shares, they may be worth more or less than the price you paid for them, and you could lose money.

TWI recognizes the above risks and attempts in its management of the Funds to moderate them. It believes that a professionally structured and carefully monitored portfolio can reduce the risks associated with less diversified equity portfolios.

The Advisor attempts to configure the Funds' portfolios to moderate the natural volatility of equities by focusing each Fund's investments in equities that in theory are underpriced. However, its success in doing so cannot be assured. Such securities may never reach what the Advisor believes to be their full value, or may even go down in price. In addition, this approach may produce returns below aggressive equity funds, given the Advisor's efforts to limit risk.

Under adverse market conditions, the Funds could invest some or all of their assets in money market securities and similar investments. Although the Funds would do this only in seeking to avoid losses, it could have the effect of reducing the benefit from any upswing in the market.

Euro

On January 1, 1999, eleven European countries began conversion to a common currency. Investments traded in the financial markets in these countries are now denominated in this new currency. The Advisor does not believe this conversion to a common currency will have a material impact on the net asset value of the World Fund or affect the long-term outlook of those equities.

How the World Fund Has Performed

The tables to the right display the World Fund's annual returns and long-term performance. The American Growth Fund was launched November 1, 1998 and the American Opportunities Fund began operations on March 4, 1999. Therefore, neither of these Funds have performance data to report.

The first table shows that returns fluctuate from year to year. The second table compares the World Fund's performance to that of the MSCI World and the MSCI All Country World Indices, recognized unmanaged indices of global stock performance. Both tables assume the reinvestment of income dividends and capital gains distributions.

The World Fund has a return pattern intended to appeal to the prudent investor who has moderate risk tolerance and a long-term (over five years) investment outlook.

Year-by-Year Total Return as of 12/31 each year [Bar Chart]

            1995 - 19.03%
            1996 - 16.50%
            1997 - 11.70%
            1998 - 16.54%

Best Quarter:    Qr 4 '98            +17.74%
Worst Quarter:   Qr 3 '98            -12.35%


                              Average Annual Return
                                 as of 12/31/98


                                                          Inception
                                    1 Year      3 Year    (6/28/94)

International Fund                  16.54%      14.89%     14.17%
MSCI World                          24.34%      17.77%     16.68%
MSCI All Country World              21.72%      16.58%     15.65%


As with all mutual funds, past performance is not a prediction of future results.

Expenses

Annual Fund operating expenses are charges paid when shareholders buy and hold shares of a Fund. A Fund's expenses are subtracted daily and are therefore factored into the share price as reported; expenses are not charged directly to shareholder accounts.

Annual Fund Operating Expenses
(deducted from Fund assets)


AMERICAN GROWTH FUND
Management fee                     1.00%
Distribution/12b-1 fee             None
Other expenses                     0.53%
                                  -------
Total fund operating expenses      1.53%
Less reimbursement                (0.18)%
                                  -------
Net operating expenses             1.35%*

AMERICAN OPPORTUNITIES FUND
Management fee                     1.00%
Distribution/12b-1 fee             None
Other expenses                     0.50%
                                  -------
Total fund operating expenses      1.50%
Less reimbursement                (0.15)%
                                  -------
Net operating expenses             1.35%*

WORLD FUND
Management fee                     1.00%
Distribution/12b-1 fee             None
Other expenses                     0.48%
                                  -------
Total fund operating expenses      1.48%**

* The Advisor has agreed to reimburse each of the American Growth and the American Opportunities Funds to the extent that the Fund's total operating expenses exceed 1.35% of the Fund's average daily net assets during the current fiscal year.

** Restated to reflect current expenses. The Advisor has agreed to reimburse the World Fund for its current fiscal year to the extent that the Fund's total operating expenses exceed 1.50% of the Fund's average daily net assets.


Examples: These examples illustrate the effect of expenses and are intended to help you compare the costs of investing in the Funds with the costs of investing in other mutual funds. The examples are not meant to suggest actual or expected cost or returns, all of which may vary.

Use of this assumed 5% return is required by the Securities and Exchange Commission ("SEC"); it is not an illustration of past or future investment results.

Assume that a Fund's annual return is 5%, and that its operating expenses are exactly as shown. For every $10,000 invested, here's how much a shareholder would have paid in total expenses if the account was closed after the number of years indicated:


AMERICAN GROWTH FUND
After 1 year        $137
After 3 years       $466

AMERICAN OPPORTUNITIES FUND
After 1 year        $137
After 3 years       $459

WORLD FUND
After 1 year        $151
After 3 years       $468
After 5 years       $808
After 10 years    $1,768


The No-Load Advantage
The Funds are 100% no-load, which means that all your money is invested at a Fund's net asset value. There are no sales charges, no 12b-1 fees and no back-end load fees that reduce your investment in a Fund.

Quick Fact: The World Fund's total expense ratio is 1.48% compared to 1.89% for the average of the 271 world equity funds in the Morningstar Principia Database on January 31, 1999.


The Advisor

The Funds are managed by Thomas White International, Ltd., 440 S. LaSalle Street, Suite 3900, Chicago, Illinois 60605. TWI chooses each Fund's investments and handles its affairs, under the direction of the Board of Trustees. TWI provides the Funds with investment research, advice, supervision and certain overhead items and facilities. TWI provides investment management and advisory services to both a domestic and international client base, including trusts, endowments, corporations, employee benefit plans, Taft-Hartley plans and individuals.

Thomas S. White, Jr., has been the portfolio manager of the Funds since their inceptions and has been managing investments for more than thirty years. He is Chairman of TWI, which he founded in 1992. Before that he was a Managing Director of Morgan Stanley Asset Management and Chief Investment Officer of its Chicago Group, which he began in 1982. Further information concerning TWI is included under the heading "Investment Management and Other Services" in the SAI.

The Global Capital Institute is TWI's fully-owned research division. Its analysts provide the company valuations that Mr. White uses to select stocks in the Fund's portfolio. The Institute produces monthly equity valuation publications for research clients who are asset management organizations located around the world.

Each Fund pays a management fee, equal to 1.00% of the Fund's average daily net assets on an annual basis, to TWI for managing its investments and business affairs. See "Expenses."

TWI feels that it is important for  shareholders  to thoroughly  understand  and
grow  comfortable  with  its  investment   approach.   The  Funds'   shareholder
communications are written with this goal in mind.

Year 2000

The Funds' operations depend heavily on computer technology and the computer systems of their service providers. The Advisor has implemented and successfully completed a testing program to address technological challenges posed by the transition to the Year 2000. Management of the Trust is working with, and monitoring the efforts of, other service providers to the Funds to make sure that they take steps that are reasonably designed to address Year 2000 issues. Of course, there is no guarantee that these efforts will completely address all technology issues raised by the transition to Year 2000. An incomplete or untimely resolution of Year 2000 issues could have negative effects on the operations of the Funds and their service providers. In addition, if the value of a Fund investment is adversely affected by a Year 2000 problem, the net asset value of the Fund will be affected as well.


The American Growth and American Opportunities Funds are designed to benefit from the Advisor's ability to discover attractive investment opportunities in each of the major industries within the United States.

The United States has the largest and most diversified economy in the world. Its stock market ranks number one by dollar value and number of common stocks.

The Advisor's research unit, the Global Capital Institute, has produced investment valuations of U.S. companies within the following industries.

Advertising                Engineering          Newspaper
Aerospace                  Entertainment        Office Equipment
Air Transport              Food Processing      Oilfield Services
Aluminum                   Foreign              Packaging & Container
Apparel/Textile            Forest Products      Paper
Auto & Truck               Home Furnishing      Petroleum (Integrated)
Auto Parts                 Grocery              Petroleum (Producing)
Banks: National            Healthcare           Precision Instrument
Banks: Regional            Home Appliance       Publishing
Beverages                  Home Building        Railroads
Broadcasting               Hotel                Real Estate
Building Materials         Household Products   Recreation
Cable TV                   Industrial Services  Restaurant
Cement & Aggregates        Insurance            Retail: Specialty
Chemicals                  Internet             Retail Store
Cosmetics                  Investment Advisors  Securities Brokerage
Computers & Peripherals    Machinery            Semiconductors
Computer Software          Maritime             Steels
Drug                       Medical Services     Telecom Equipment
Drugstore                  Medical Supplies     Telecom Services
Electrical Equipment       Metal Fabricating    Tire & Rubber
Electric Utilities         Metals & Mining      Toiletries
Electronics                Natural Gas          Trucking


The American Growth and American Opportunities Funds seek to obtain superior long-term returns while attempting to limit investment risks. The Advisor employs a valuation-oriented stock selection strategy and broad portfolio diversification. History shows that careful industry, asset class and company diversification can lower portfolio volatility and reduce risk during difficult market environments.

The World Fund is designed to take advantage of the positive changes occurring in the world today.

These forty-seven countries contain over 3,600 companies that are valued by the advisor's analysts. World Fund shareholders are currently partial owners of over 200 of these companies. World Fund shareholders are at the very epicenter of what is driving change in today's world: An unprecedented explosion of highly beneficial global capitalism.

DEVELOPED MARKETS                           EMERGING MARKETS

EUROPE                                      GREATER EUROPE
   Austria                                    Czech Republic
   Belgium                                    Greece        Hungary
   Denmark                                    Russia        Poland
   Finland                                    Turkey
   France
   Germany
   Ireland                                  MIDDLE EAST
   Italy                                      Israel
   Netherlands
   Norway                                   AFRICA
   Portugal                                   South Africa
   Spain
   Sweden                                   LATIN AMERICA
   Switzerland                                Argentina      Mexico
   United Kingdom                             Brazil         Peru
                                              Chile          Venezuela
NORTH AMERICA                                 Columbia
   Canada
   United States                            INDIAN
                                            SUBCONTINENT
PACIFIC                                       India
   Australia                                  Pakistan
   Hong Kong                                  Sri Lanka
   Japan
   New Zealand                              FAR EAST
   Singapore                                  China          Philippines
                                              Indonesia      Taiwan
                                              Korea          Thailand
                                              Malaysia


The goal of the World Fund is to have a diversified portfolio of U.S. and foreign equity securities representing a broad mix of industries and countries. By combining broad diversification with its proprietary research, TWI seeks to produce superior long-term returns and volatility that is lower than most comparable mutual funds.

Financial  Information

Thomas White World Fund

This table summarizes the World Fund's financial history and performance. "Total Return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you held your shares for the entire period and had reinvested all dividends and distributions. The information, has been audited by McGladrey & Pullen, LLP, the Fund's independent auditors. This information, along with the World Fund's financial statements, are included in the World Fund's most recent shareholder report, which is available upon request.


                                                                                         Period from
For a share outstanding                                                                  June 28,1994
throughout the period                                   Year ended October 31            (Inception) to
                                                    1998     1997     1996       1995     Oct. 31,1994
------------------------------                     ------    -----   ------     -------  ---------
Net Asset Value, beginning                         $13.23    $12.33   $11.31    $10.50    $10.00
Of period
Income From Investment Operations

   Net investment income                             0.15       0.20     0.19      0.19      0.06
   Net realized and unrealized gain                  0.93       1.65     1.51      0.71      0.44
------------------------------                     ------     -------   ------   -------  --------
Total from investment operations                     1.08       1.85     1.70      0.90      0.50

Less Distributions

   From net investment income                      (0.19)      (0.19)   (0.20)    (0.09)      -
   From net realized gains                         (0.54)      (0.76)   (0.48)         -      -
----------------------------------                 ------      ------ --------   -------  ----------
   Total distributions                             (0.73)      (0.95)   (0.68)    (0.09)       -
----------------------------------                 ------      ------ --------   -------  ----------
Change in net asset value for the
period                                              0.35        0.90     1.02       .81        .50
----------------------------------                 ------      ------ --------   -------  ----------
Net Asset Value, end of period                    $13.58      $13.23   $12.33    $11.31     $10.50
----------------------------------                ------      ------ --------  --------  ----------
Total Return                                       8.64%      15.80%   15.63%    8.65%       5.00%**

Ratios/Supplemental Data

Net assets at end of period (in                  $57,464     $47,996  $39,157   $32,979    $13,928
thousands)
Ratio to average net assets:
    Expenses (net of reimbursement)                1.42%       1.47%    1.50%     1.49%     1.50%*+
    Net investment income                          1.13%     1.60%    1.63%     2.08%     1.79%*
Portfolio turnover rate                           51.41%      48.19%   51.22%    64.54%     1.01%**
*Annualized
**Not Annualized
+In the absence of the expense reimbursement, expenses would have been 2.36% of average net assets.

Dividends, Distributions and Taxes
The Funds distribute all or substantially all of their net income and realized gains to shareholders each year. Normally, dividends and capital gains are distributed in December.

Your distributions are taxable when they are paid, whether you take them in cash or reinvest them in additional shares. In addition to federal tax, distributions may be subject to state and local taxes.

Every January, the Funds will send you and the IRS a statement, called a Form 1099, to assist you with your tax preparation.

Distribution Options
When you open an account, specify on your application how you want to receive your distributions. If you later want to change your distribution options, call us at 1-800-811-0535.

The Funds offer four options:

Your income dividends and capital gain distributions will be automatically reinvested in additional shares of the relevant Fund. If you do not indicate a choice on your application, you will be assigned this option.

You will be sent a check for each income dividend and capital gain distribution.

Your capital gain distributions will be automatically reinvested, but you will be sent a check for each income dividend.

Your income dividends will be automatically reinvested, but you will be sent a check for each capital gain distribution.

Understanding Distributions:
As a Fund shareholder, you are entitled to your share of your Fund's net income and any net gains realized on investments.

Your share of each Fund's income from dividends and interest, and any net realized short-term capital gains, are paid to you as dividends, which are taxed at the same rate as ordinary income.

Generally each Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. Net realized long-term gains are paid to you as capital gain distributions. Currently, long-term capital gains result from sales of securities held for greater than one year and are taxed at a rate of 20%.

Distributions are subject to these capital gains rates regardless of how long you have held your shares.

Taxes
As with any investment, you should consider how your investment in the Funds will be taxed.

For IRA accounts, all distributions will be automatically reinvested because payment of distributions in cash would be a taxable distribution from your IRA, and might be subject to tax penalties.

Taxes on Transactions
Your redemptions - including exchanges between accounts - are subject to the federal income tax on capital gains. A capital gain or loss is the difference between the cost of your shares and the price you receive when you sell them.

Whenever you sell shares of the Fund, we will send you a confirmation statement showing how many shares you sold and at what price. You will also receive a year-end statement every January. It is up to you or your tax preparer to determine whether any given sale resulted in a capital gain or loss, and if so, the amount of tax to be paid.

Be sure to keep regular account statements; the information they contain will be essential in calculating the amount of your dividends and capital gains.

Backup Withholding
As with all mutual funds, a Fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

Understanding Portfolio Turnover

Before investing in a mutual fund, investors should consider its portfolio turnover rate. The portfolio turnover rate is an indication of how long the manager holds securities in the portfolio. For example, if the portfolio turnover rate is 100%, then the average holding period is one year. If the portfolio turnover rate is 50%, then the average holding period would be two years. Funds with low portfolio turnover rates have lower brokerage and other transaction costs, and the tax rates attached to the capital gains they generate may be lower. According to the Morningstar Principia Database, as of January 31, 1999, the average portfolio turnover rate for a global equity mutual fund was 91%, and 87% for a domestic equity fund. The World Fund had a 51% portfolio turnover rate for the fiscal year ended October 31, 1998. The Advisor estimates that the portfolio turnover rates for the American Growth and American Opportunities Funds will average between 40% and 60%.

Your Account

How to Buy Shares

The Funds are 100% no-load and therefore have no sales charges of any kind. The purchase price is a Fund's net asset value per share (NAV), which is calculated as of the close of trading on the New York Stock Exchange ("NYSE") (usually 4:00 p.m. Eastern time) every day the NYSE is open. Shares may not be purchased on days the exchange is closed. Because some foreign exchanges are open on days when the NYSE is closed, the NAV of a Fund, and particularly the World Fund, may change on a day when you cannot buy or sell shares of the Fund. Options for purchasing shares of the Funds are listed on the table on pages 17-18.


Shares of the Funds may be purchased or sold through fund supermarkets, certain broker-dealers or financial institutions ("Processing Intermediaries"). Processing Intermediaries may use procedures and impose fees or restrictions in addition to or different from those applicable to shareholders who invest directly in the Funds. The Advisor may, out of its own resources and at no additional costs to the Funds or shareholders, pay Processing Intermediaries for providing services to the Funds or to shareholders.

The NAV of a Fund generally is determined on the basis of the market price of its assets, minus its liabilities. A Fund's investment in a security listed or traded on a recognized stock exchange or NASDAQ is valued at its last sale price on the principal exchange on which the security is traded. The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded or as of 4:00 p.m. Eastern time, if that is earlier. That value is then converted into the U.S. dollar equivalent using foreign exchange rates in effect at noon that day. The exception to this policy is Canadian securities, which are converted into their U.S. dollar equivalent at the close of the Canadian market (4:00 p.m. Eastern time).

Securities for which market quotations are not readily available and other assets are valued at fair value as determined in good faith under guidelines established by the Board of Trustees.

An order will be priced at the next NAV calculated after it is accepted by the Funds. All purchases must be made in U.S. dollars, and checks must be drawn on U.S. banks. Accounts may not be opened with a third party check. The Funds do not accept cash or credit cards. If payment for a check or telephone order does not clear, the purchase will be canceled and the shareholder will be liable for any losses or fees the Funds or their Transfer Agent incur.

Minimum Investments
                  Initial    Additional
Regular Account   $2,500        $100
Automatic Invest  $1,000        $100
Traditional IRA   $1,000        $100
Roth IRA          $1,000        $100
Spousal IRA       $200          $100

THE FOLLOWING ACCOUNT TYPES CAN BE OPENED USING THE ENCLOSED APPLICATION.

Individual or Joint Ownership- For your general investment needs

Individual accounts are owned by one person. Joint accounts can have two or more owners.

Gift or Transfer to a Minor (UGMA, UTMA) - To invest for a minor's education or other future needs

These custodial accounts provide ways to give money to a minor. The account application must include the minor's social security number.

Trust or Established Employee Benefit or Profit-Sharing Plan - For money being invested by a trust, employee benefit plan, or profit-sharing plan The trust or plan must be established before an account can be opened.

Corporation   or  Other  Entity  -  For   investment   needs  of   corporations,
associations, partnerships, institutions, or other groups You will need to send a certified corporate resolution with your application.


TO ESTABLISH ONE OF THE FOLLOWING RETIREMENT
ACCOUNTS PLEASE CALL 1-800-811-0535 FOR COMPLETE IRA INFORMATION.

Traditional IRA: An individual retirement account. Contributions may or may not be tax deductible depending on a shareholder's circumstances. Assets can grow tax-free. When distributions are received they are taxable as income.

Spousal IRA: An IRA funded by a working spouse in the name of a non-working spouse.

Roth IRA: An IRA with non-deductible contributions, tax-free growth of assets, and tax-free distributions for qualified expenses.

Simplified Employee Pension Plans (SEP-IRAs): An IRA that allow small business owners or those with self-employment income to make tax-deductible contributions of up to $30,000 per year for themselves and any eligible employees.

Savings Incentive Match Plan for Employees (SIMPLE): Firms with 100 or fewer employees who do not have a retirement plan can establish a SIMPLE Plan. Employees can establish a SIMPLE plan in the form of either an IRA or a 401(k) plan. Employers using IRAs must either match the first 3% of pay each employee defers under the plan, or alternatively, make a non-elective contribution of 2% of pay for each eligible employee.

How to Buy Shares of the Funds

Mail
To open an account:
Complete and sign the application.
Make your check payable to the Fund in which you wish to invest. Mail to the address on the application, or for overnight delivery:

     Thomas White Funds Family
     Shareholder Services Center
     615 East Michigan Street
     3rd Floor
     Milwaukee, WI  5320

To add to an account:
Make your check payable to the Fund(s) in which you have an account and include the stub from one of your statements with a letter containing your name and account number. Remember to always put your account number on your check. Mail to the address on your statement.

Phone 1-800-811-0535
To open an account:
You may only open a new account by phone if you wire your investment to our Transfer Agent. See the section "Wire" below.

To add to an account:
Use the telephone purchase plan to transfer funds from your bank account. Call first to verify that this service is in place on your account. (This service is not available for IRAs)

You must make your telephone purchases by 4:00 p.m. Eastern time.

Wire
To open an account:
     If you make your initial investment by wire you must fill out an application marked "follow-up" and send it to our Transfer Agent. The application must be received before any of the purchased shares can be redeemed. Prior to wiring your investment to the Transfer Agent, call and establish an account to ensure the Transfer Agent correctly credits your account. There is a $10 wire fee.

To add to an account:
     Wire to:
     Firstar Bank Milwaukee, N.A.
     ABA Number 07500-00022
     Trust Funds, Acct Number 112-952-137
     For further credit to:
     (Fund name)
     (Investment account number)
     (Name or account registration)

Automatic Investment Plan
To open an account:
You may open a new account with a $1,000 minimum initial investment if you sign up for the Automatic Investment Plan. Fill out the Automatic Investment Plan section on the application for monthly or quarterly transfers from your bank account.

To add to an account:
If you would like to add this service to your account, or if you already have this service, you can easily change the frequency or amount of your automatic investments over the phone by calling 1-800-811-0535.

Guidelines
Your bank must be a member of Automatic Clearing House (ACH).

If the transfer is from a checking account, this application must be accompanied by a voided check.

If the transfer is from a savings account, this application must be accompanied by a withdrawal slip.

Application must be received, with initial investment, at least 15 business days prior to initial ACH transaction.

If the automatic purchase cannot be made due to insufficient funds, a $15 fee will be assessed. Your Automatic Investment Plan will be terminated after two such occurrences.

This plan will terminate upon redemption of all shares in your account.

Termination of this Plan must be in writing and received by Firstar Mutual Fund Services, LLC. Please allow five business days for the termination to become effective.

How to Sell Shares
You can arrange to take money out of your Fund account at any time by selling (redeeming) some or all of your shares. Your shares will be sold at the next NAV calculated after your order is received and accepted.

A Fund may hold payment on redemptions until it is reasonably satisfied that it has received payment for a recent purchase made by check, by the Automatic Purchase Plan, or by the Telephone Purchase Plan, which can take up to fifteen days.

To sell shares in a regular (non-IRA) account, you may use any of the methods described here. To sell shares in an IRA, your request must be made in writing. If you need an IRA Withdrawal Request form, call us at 1-800-811-0535.

Selling Shares in Writing
Please send a letter with:
* your name;

* your Fund account number;

* the dollar amount or number of shares to be redeemed; and

* any other applicable requirements listed in the table on the next page.

Mail your letter to:
     Thomas White Funds Family
     c/o Firstar Mutual Fund Services, LLC
     P.O. Box 701
     Milwaukee, WI  53201-0701

Certain requests must include a signature guarantee, designed to protect shareholders and the Funds from fraud. You should be able to obtain a signature guarantee from a bank, broker-dealer, credit union (if authorized under state law), securities exchange or savings association. A notary public cannot provide a signature guarantee.

Your request must be made in writing and include a signature guarantee if any of the following situations applies:

* you wish to redeem more than $50,000 worth of shares;

* your name has changed by marriage or divorce (send a letter indicating your account number(s) and old and new names, signing the letter in both the old and new names and having both signatures guaranteed);

* your address has changed within the last 30 days and you would like to redeem shares;

* the check is being mailed to an address different from the one on your account (record address);

* the check is being made payable to someone other than the account owner; or

* you are instructing us to wire the proceeds to a bank or brokerage account and have not signed up for the Telephone Redemption by Wire plan.

HOW TO SELL SHARES OF THE FUNDS
Phone 1-800-811-0535

All accounts except IRA
To verify that the telephone redemption plan is in place, call 1-800-811-0535. This may be selected on the application.

You must make your telephone redemptions by 4:00 p.m. Eastern time.

Mail
Individuals, Joint Owners, Sole Proprietorships, UGMA, UTMA

o The letter of instruction must be signed by all persons required to sign for transactions (usually, all owners of the account), exactly as their names appear on the account.

IRAs

o The account owner should complete an IRA Withdrawal Request form. Call 1-800-811-0535 to request one.

Trust

o The trustee must sign the letter indicating capacity as trustee. If the account registration does not include the trustee's name, provide a copy of the trust document certified within the last 30 days.

Business or Organization

o The person or persons authorized by corporate resolution to act on the account must sign, in that person's official capacity, the redemption request on the corporation's stationery.

o Include a corporate resolution certified within 30 days if the amount to be redeemed exceeds $50,000.

Executor, Administrator, Conservator, Guardian

o Call 1-800-811-0535 for instructions.

Shareholder Services and Account Policies

Doing Business with the Funds

For customer service call 1-800-811-0535. The Funds provide customers with service Monday through Friday, except holidays, from 9:00 a.m. to 8:00 p.m. Eastern time.

The Funds' automated phone system can also provide shareholder information 24 hours a day by dialing the above toll-free number.

At the discretion of the Funds, investors may be permitted to purchase Fund shares by transferring securities to a Fund that meet that Fund's investment objective and policies. See the SAI for further information.

Subject to limitations described in the SAI each Fund reserves the right to redeem its shares in kind through payment of portfolio securities instead of cash.

Investors who make excessive moves in and out of the Funds generate additional costs that fall upon all of a Fund's shareholders. To minimize such costs, the Funds reserve the right to reject any specific purchase order. Purchase orders may also be refused if, in the Advisor's opinion, they are of a size that would disrupt the management of a Fund.

Redemptions may be suspended or payment dates postponed on days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

If the value of an account falls below $1,000 due to redemptions or exchanges, a notice of liquidation will be sent to the investor's address of record. The Funds reserve the right to close that account and send the proceeds to the shareholder unless sufficient additional shares are purchased.

If checks representing redemption proceeds or dividend and capital gains distributions are returned "undeliverable" or remain uncashed for six months, the checks shall be canceled and the proceeds will be reinvested in the appropriate Fund at the per share NAV on the date of cancellation. In addition, after such six-month period, the cash election will automatically be changed and future dividends and distributions will be reinvested at the per share NAV determined on the date of payment of such distributions.

Address Changes
An address may be changed by calling 1-800-811-0535. The Funds will send a written confirmation of the change to both the old and new addresses. No telephone redemptions may be made for 30 days after a change of address by phone. During those 30 days, a signature guarantee will be required for any written redemption request unless the change of address was made in writing with a signature guarantee.

Telephone Transactions
(For your protection, all transactions are completed over a recorded line.) Many transactions may be initiated by telephone:

* Change of address;

* Request duplicate statements to be sent to someone designated by the shareholder;

* Request a current account statement;

*  Purchase   shares   through  the  Telephone   Purchase  Plan  (plan  must  be
pre-established);

* Redeem shares and have proceeds wired to a bank checking account (bank wire redemption plan must be pre-established, not available for IRA accounts);

* Change the frequency or amount, or discontinue the Automatic Investment Plan on your account(s);

* Add or discontinue the Telephone Redemption privilege to an account;

* Change distribution option (does not apply to IRA accounts);

* Redeem shares, with a check sent to the address of record (does not apply to IRA accounts, and address of record must not have changed in the last 30 days);

* Exchange money from an individual account to an existing IRA account with an identical registration;

* Change the contribution year on an IRA account to the previous year up until April 15 of the current year.


The Funds will not be responsible for any losses resulting from unauthorized telephone transactions if they follow procedures reasonably designed to verify the identity of the caller. Those procedures may include recording the call, requesting additional information, and sending written confirmation of telephone transactions.


You should verify the accuracy of telephone transactions immediately upon receipt of your confirmation statement. If you do not want to be able to initiate purchase or redemption transactions by telephone, you should decline these privileges on your account application or call the Funds for instructions at 1-800-811-0535.

If you are unable to reach the Funds by phone (for example during periods of unusual market activity), you should consider placing their order by mail.

Telephone  Exchange  Plan
The Funds' telephone exchange plan permits you to exchange your investment between one Fund and another, or between a Fund and one of the Firstar Money Market Funds. The Firstar Money Market Funds are:
* Money Market Fund;
* U.S. Treasury Money Market Fund;
* U.S. Government Money Market Fund;
* Tax-Exempt Money Market Fund.

Before exchanging with one of the available money market funds please call and request a prospectus. You will be asked if you have read the prospectus, and an exchange cannot be accepted unless you indicate that you have done so. Each of the money market funds is a no-load fund managed by FIRMCO, a Wisconsin limited liability company and subsidiary of Firstar Corporation, a bank holding company.


The price at which shares are exchanged is determined by the time of day that we receive the request. To get today's price call before 4:00 p.m. Eastern time.


Exchange Plan Restrictions
Exchanges will be limited to four round-trip exchanges per year (a round-trip is the exchange out of one fund into another fund, and then back into the original fund).

Shares of the fund being exchanged into must be available for sale in the your state. The World Fund and the Firstar Money Market Funds are available in all 50 states. The American Growth Fund and the American Opportunities Fund will have a limited availability during the first two years of operation. You can call 800-811-0535 to verify the availability in your state.

You may only exchange between accounts that are registered in the same name, address, and taxpayer identification number.

To establish a new account through an exchange, the exchange must be equal to the minimum initial deposit of $2,500. For exchanges between established accounts the minimum exchange value must be at least $1,000.

The exchange plan is not available for shares of a fund for which certificates have been issued.

Because excessive trading can hurt the Funds' performance and shareholders, the Funds reserve the right to temporarily or permanently terminate the exchange privilege of any investor who makes excessive use of the exchange plan.

The Funds also reserve the right to refuse  exchange  purchases by any person or
group,   if  TWI  believes  that  the  purchase  will  be  harmful  to  existing shareholders.

Please remember that exchanges between taxable/non-retirement accounts will have tax consequences.

The Funds reserve the right to terminate or modify the exchange plan at any time, but will try to give prior notice whenever they are able to reasonably do so.

Contacting the Thomas White Funds Family

Phone 1-800-811-0535
The following documents are available for free and provide further information on the Funds:

Annual/Semi-Annual Reports to Shareholders In the annual report, you will find a letter to shareholders from the Fund manager and a discussion of the events that impacted the World Fund's performance during the period covered, as well as a list of the World Fund's investment. As new funds, the American Growth and the American Opportunities Funds do not yet have any performance to report to shareholders.

Statement of Additional Information (SAI)
The SAI contains additional information about the Funds. A current SAI has been filed with the SEC and is incorporated into this Prospectus by reference.

E-mail
Send your request to info@thomaswhite.com

On the Internet
Fund documents can be viewed online or downloaded from two Internet websites:
         The Securities and Exchange Commission: http://www.sec.gov
         Thomas White Funds Family: http://www.thomaswhite.com

By Mail
Thomas White Funds Family
         440 South LaSalle Street,
         Suite 3900
         Chicago, IL  60605

You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330 for more information) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009.

SEC file number: 811-8348